UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 18, 2024
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.03 concerning the direct financial obligations of Alaska Air Group, Inc., a Delaware corporation (“Alaska”) under the Guarantee (as defined below) is incorporated herein by reference.

ITEM 2.01. Completion of Acquisition or Disposition of Assets

As previously disclosed, on December 2, 2023, Alaska entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hawaiian Holdings, Inc., a Delaware corporation (“Hawaiian”), and Marlin Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Alaska (“Merger Sub”).

On September 18, 2024, pursuant to the Merger Agreement, Merger Sub merged with and into Hawaiian (the “Merger”), with Hawaiian surviving as a wholly owned subsidiary of Alaska.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Hawaiian’s Common Stock, par value $0.01 per share (the “Common Stock”), Hawaiian’s Series B Special Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), Hawaiian’s Series C Special Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), and Hawaiian’s Series D Special Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock” and, collectively with the Series B Preferred Stock and the Series C Preferred Stock, the “Preferred Stock”) issued and outstanding immediately prior to the Effective Time, subject to certain customary exceptions specified in the Merger Agreement, was converted into the right to receive $18.00 per Share, payable to the holder in cash, without interest (the “Merger Consideration”). The Common Stock and the Preferred Stock are referred to collectively as the “Shares”.

Immediately prior to the Effective Time: (i) each outstanding restricted stock unit award granted pursuant to the Hawaiian 2015 Stock Incentive Plan (each, a “RSU”): (A) that was unvested as of immediately prior to the Effective Time, was cancelled and converted into the right to receive an amount in cash equal to the Merger Consideration with respect to each share of Common Stock subject to such RSU (treating for this purpose any performance-based vesting condition as having been achieved on the terms specified in the award agreement for such award and if not expressly specified in the award agreement for such award, then based on target performance); and (B) that was vested (but not settled) as of immediately prior to the Effective Time, was cancelled and converted into the right to receive an amount in cash equal to the Merger Consideration with respect to each share of Common Stock subject to such RSU; and (ii) certain long-term incentive awards granted to certain of Hawaiian’s officers in 2022 that were outstanding immediately prior to the Effective Time were settled in cash at the same time as the RSUs (with performance-based awards treated in the same manner as performance-based RSUs).

In connection with the Merger, the vested portion of all outstanding warrants to purchase Common Stock was exercised or terminated in exchange for a cash payment equal to the excess of the Merger Consideration over the exercise price of the vested portion of the applicable warrants.

The aggregate consideration paid to stockholders and other equity holders of Hawaiian by Alaska was approximately $1.0 billion, without giving effect to related transaction fees and expenses. Alaska funded the Merger with cash on hand.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the Merger, Alaska issued a guarantee whereby it fully and unconditionally guaranteed (the “Guarantee”) the payment obligations of Hawaiian Airlines, Inc., a Delaware corporation and a wholly owned subsidiary of Hawaiian (“Hawaiian Airlines”), under the indentures, participation agreements and equipment notes related to Hawaiian Airlines’s financing of certain aircraft under the Note Purchase Agreement, dated May 29, 2013 among Hawaiian Airlines, Inc., Wilmington Trust, National Association, as trustee, Wilmington Trust, National Association, as subordination agent, Wells Fargo Bank Northwest, National Association, as escrow agent, and Wilmington Trust, National Association, as paying agent.

The description of the Guarantee contained in this Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the Guarantee, which will be filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure

On September 18, 2024, Alaska issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information under this item and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements of Hawaiian required by this Item are not included in this Current Report on Form 8-K. Such financial statements will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

Pro forma financial information relative to the acquired business is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated as of December 2, 2023, by and among Alaska Air Group, Inc., Marlin Acquisition Corp. and Hawaiian Holdings, Inc.(incorporated by reference to Exhibit 2.1 to Alaska’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2023).
Exhibit 99.1	Press Release, issued by Alaska Air Group, Inc., dated September 18, 2024.
104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: September 18, 2024

/s/ Kyle B. Levine
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary